Exhibit 10.26

LEASE GUARANTY

In consideration of the making of the lease agreement by and between RB Kendall Fee, LLC, as Landlord, and InVivo Therapeutics Corporation, a Delaware corporation, as Tenant, dated of even date herewith, for the premises consisting of approximately 20,917 rentable square feet on the fourth (4th) floor of Building 1400 located in One Kendall Square, Cambridge, Massachusetts (hereinafter referred to as the “Lease”) and for the purpose of inducing Landlord to enter into and make the Lease, the undersigned hereby unconditionally guarantees without deduction by reason of setoff, defense or counterclaim to Landlord and its successors and assigns, the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease (“Guaranteed Payments”) and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant’s part to be performed (“Guaranteed Obligations”) and the undersigned further promises to pay all of the Landlord’s actual third-party costs and expenses (including reasonable attorney’s fees and costs) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this Guaranty.

Subject to the terms and conditions of this Guaranty, Landlord may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this Guaranty:

(a) grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

(b) grant an indulgence or indulgences in a Guaranteed Payment or in the performance of any Guaranteed Obligation;

(c) modify or amend the Lease or any term thereof, or any obligation of Tenant arising thereunder;

(d) consent to any assignment or assignments, sublease or subleases by Tenant or the Tenant’s assigns or sublessees or a change or different use of the Premises;

(e) consent to an extension or extensions of the term of the Lease;

(f) accept other guarantors; and/or

(g) release any person primarily or secondarily liable.

The liability of the undersigned under this Guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. Notwithstanding the foregoing, Guarantor shall have the benefit of any agreement between Landlord and Tenant that affects or reduces Tenant’s obligations under the Lease, and Guarantor’s liability to Landlord for any obligation of Tenant shall not in any case be greater than the actual obligation of Tenant to Landlord. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or any other Guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing (provided that Guarantor’s liability to Landlord for any obligation of Tenant shall not in any case be greater than the actual obligation of Tenant to Landlord).

The undersigned waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment of Guaranteed Obligation.

The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

This Guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the undersigned under this Guaranty are fulfilled except to extent otherwise provided in the Lease.

This Guaranty shall also bind the heirs, personal representatives, successors and assigns of the undersigned and inure to the benefit of Landlord, its successors and assigns. This Guaranty shall be construed according to the laws of the Commonwealth of Massachusetts, in which state it shall be performed by the undersigned.

If this Guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligation of the several guarantors shall be joint and several.

The Landlord and the undersigned intend and believe that each provision of this Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant’s part to be kept, performed or observed, Guarantor will keep, perform and observe same, as the case may be, in the place and stead of Tenant. In the event of a payment default by Tenant (being any base rent, additional rent or other amount or any portion thereof due under the Lease), receipt by Landlord of such payment from Guarantor shall be deemed full performance by tenant of such payment obligation and Landlord shall accept the payment as such.

Additionally, Guarantor agrees to pay to Landlord any and all reasonable and necessary incidental damages and expenses incurred by Landlord as a direct and proximate result of Tenant’s failure to perform, which expenses shall include reasonable attorney’s fees. Guarantor further agrees to pay to Landlord interest on any and all sums due and owing Landlord, by reason of Tenant’s failure to pay same, at the highest rate allowed by law at the time of payment. Notwithstanding any provision hereof to the contrary, and except as may be expressly set forth in Section 26(b) as to Tenant’s liability, Guarantor shall never be liable for indirect, consequential or punitive damages of any kind.

The obligations of Guarantor hereunder shall not be released by Landlord’s receipt, application or release of any security given for the performance and observance of any covenant or condition contained in the Lease on Tenant’s part to be performed or observed.

The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Tenant in any creditor’s receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease resulting from the operation of any present or future provision of the national Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenant; (f) the cessation from any cause whatsoever of the liability of Tenant; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease.

Guarantor understands and agrees that, if Tenant becomes insolvent or is adjudicated bankrupt, whether by voluntary or involuntary petition, or if any bankruptcy action involving Tenant is commenced or filed, or if a petition for reorganization, arrangement or similar relief is filed against Tenant, or if a receiver of any part of Tenant’s property or assets is appointed by any court, Guarantor will pay to Landlord the amount of all accrued, unpaid and accruing Minimum Rent and other charges due under the Lease to the date when the trustee or administrator accepts the Lease and commences paying same; provided, however, at such time as the trustee or administrator rejects the Lease, Guarantor shall pay to Landlord all accrued, unpaid and accruing Minimum Annual Rent and other charges under the Lease for the remainder of the Term. At the option of the Landlord, Guarantor shall either: (a) pay Landlord an amount equal to the damages that Landlord could elect upon lease termination as set forth in Section 21.3 of the Lease; or (b) execute and deliver to Landlord a new lease for the balance of the Term with the same terms and conditions as the Lease and with Guarantor as tenant thereunder. Any operation of any present or future debtor’s relief act or similar act or law or decision of any court shall in no way affect the obligations of Guarantor or Tenant to perform any of the terms, covenants or conditions of the Lease or of this Guarantee.

Guarantor further agrees that it may be joined in any action against Tenant in connection with the obligations of Tenant under the Lease and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursue any other remedy or apply any security it may hold, and Guarantor hereby waives all right to assert or plead any defenses that would otherwise be available to Tenant by virtue of any stay, moratorium law or other similar law, as well as any and all surety or other defenses in the nature thereof.

Until all of the covenants and conditions in the Lease on Tenant’s part to be performed and observed are fully performed and observed, Guarantor subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

This Guaranty shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any assignment, subletting or other tenancy thereunder or to any holdover term following the Term granted under the Lease or any extension or renewal thereof. Notwithstanding the foregoing, if at any time Tenant (or any assignee or successor of Tenant) is not owned or controlled by, or otherwise affiliated with, Guarantor, no amendment to the Lease that increases the obligations of Tenant under the Lease shall be effective against or binding on Guarantor unless approved in writing by Guarantor.

In the event this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of Guarantor’s liability hereunder other than as expressly provided herein, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint and several tenant therein with respect to the obligations of Tenant thereunder hereby guaranteed.

In the event of any litigation between Guarantor and Landlord with respect to the subject matter hereof, the unsuccessful party to such litigation agrees to pay to the successful party all actual and reasonable third-party fees, costs and expenses thereof, including reasonable attorneys’ fees and expenses.

Subject to applicable statutes of limitation, no delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to a waiver of the same or any other right on any future occasion.

If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guaranty shall be binding on each and every one of the undersigned jointly and severally liable hereunder; and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

Notice hereunder shall be in writing and shall be effective upon personal service or after deposit thereof in the United States Mail, registered or certified delivery, return receipt requested, or via nationally recognized overnight courier, to the other party addressed, if to Landlord or Tenant, as provided in the Lease, and if to Guarantor, to the address(es) set forth below, except that under no circumstances shall Landlord be obligated to give Guarantor any notice not specifically required to be given by Landlord pursuant to this Guarantee. Either party may by notice given as aforesaid designate a different address for notice purposes.

This Guaranty may be assigned in whole or part by Landlord upon written notice to Guarantor. Landlord shall not assign or transfer its rights hereunder other than to a successor landlord under the Lease, to a lender of Landlord, and to any successor of a lender of Landlord (including, without limitation, any purchaser at foreclosure of a mortgage held by any such lender or any grantee of any deed in lieu of foreclosure of such a mortgage).

WAIVER OF JURY TRIAL. LANDLORD AND GUARANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT (OR GUARANTOR) AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THE LEASE, THIS GUARANTY, THE RELATIONSHIP OF LANDLORD AND TENANT (AND GUARANTOR), TENANT’S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE CAREFULLY READ AND REVIEWED THE LEASE, THE GUARANTOR AND EACH TERM AND PROVISION CONTAINED THEREIN AND, BY EXECUTION OF THIS GUARANTY, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THE LEASE AND THIS GUARANTY ARE EXECUTED, THE TERMS THEREOF AND EFFECTUATE THE INTENT AND PURPOSE OF THE PARTIES WITH RESPECT TO THE PREMISES. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS GUARANTY REVIEWED BY ITS LEGAL COUNSEL PRIOR TO ITS EXECUTION.

IN WITNESS WHEREOF, the undersigned has executed this guaranty as a sealed instrument this 30 day of November, 2011

WITNESS:		IN VIVO THERAPEUTICS HOLDINGS CORPORATION

/s/ Lauren Mitarotondo		By:	/s/ Frank Reynolds
Name:	Lauren Mitarotondo	Name:	Frank Reynolds
		Title:	CEO